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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                          Date of Report: May 11, 1996


                                 PRO-DEX, INC.
                                 -------------
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-14942



         Colorado                                               84-1261240
- ------------------------------                           -----------------------
State or Other Jurisdiction of                           I.R.S. Employer Identi-
Incorporation or Organization)                                  fication Number)



               1401 Walnut Street, Suite 500, Boulder, CO 80302
         --------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code:  (303) 443-8165
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.  Changes in Control of Registrant.  None.
         --------------------------------

ITEM 2.  Acquisition or Disposition of Assets.  On May 11, 1996 Registrant and
         ------------------------------------
Registrant's newly formed wholly owned subsidiary, Pnu-Light Acquisition Corporation, a Colorado corporation (the "Pnu-Light Subsidiary"), acquired substantially all the assets of Pnu-Light Tool Works, Inc., a Missouri corporation ("Pnu-Light Tools") including a letter patent relating to pneumatic light mechanisms to be used in conjunction with hand-tools (the "Patent"), from Pnu-Light Tools and Marty J. Anderson, an individual resident of Missouri ("Anderson"), pursuant to an Asset Purchase Agreement dated May 11, 1996 among Registrant, Pnu-Light Subsidiary, Pnu-Light Tools and Anderson (the "Asset Purchase Agreement"). The assets of Pnu-Light Tools were acquired by Registrant and the Pnu-Light Subisidiary subject to liabilities in respect thereof, and the Pnu-Light Tools assets, net of liabilities, had a net book value of approximately $93,000, not including any value for the Patent and related intellectual property. The initial consideration for acquisition of Pnu-Light Tools assets, including the Patent, was issuance of 368,483 restricted shares of
Registrant's common stock.   Additional consideration is payable by issuance of
additional stock, based upon an interim calculation as of December 31, 1997, and a final calculation as of June 30, 1999. The total purchase price is to equal five (5) times the net after tax earnings of the Pnu-Light Subsidiary for the year ending June 30, 1999, with a minimum total consideration of $4 million giving credit against such minimum for (a) the greater of (i) the fair market value of Registrant's stock previously issued as consideration, as of the date issued or (ii) the fair market value of Registrant's stock previously issued as consideraton, as of June 30, 1999, (b) patent related costs incurred by Registrant or the Pnu-Light Subsidiary subsequent to closing, (c) excess payables assumed by Registrant or the Pnu-Light Subsidiary, and (d) initial research and development costs incurred in the first 120 days after closing. In addition, Registrant, at Registrant's sole option, may unwind the transaction at any time prior to payment of final consideration as of June 30, 1999, provided that the value of total consideration payable at 5 times net after tax earnings
shall not then exceed $4 million.   See Item 5, "Other Events."

ITEM 3.  Bankruptcy or Receivership.  None.
         --------------------------

ITEM 4.  Changes in Registrant's Certifying Accountant.  None.
         ---------------------------------------------

ITEM 5.  Other Events.  The following events have occurred with respect to
         ------------
         Registrant:

     Registrant has acquired a new operating subsidiary to add to its existing five subsidiaries in the medical and dental tools, medical and dental technology and management business. The Company's newly formed wholly owned subsidiary, Pnu-Light Acquisition Corporation ("Pnu-Light Subsidiary") has acquired substantially all the assets of Pnu-Light Tool Works, Inc. ("Pnu-Light Tools"), a business which has developed a patented pneumatic light system for hand-tools to be used in dental, medical and industrial applications. Prior to Registrant acquiring the assets of Pnu-Light Tools, Registrant's Micro Systems Acquisition Corporation ("Micro Motors")
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subsidiary had manufactured the patented tools in its Micro Motors facility in
California, under contract with Pnu-Light Tools. Registrant anticipates that the manufacturing and development relationships will continue between its Micro Motors and Pnu-Light subsidiaries.

     Employment and Non-Competition Agreements.  In addition to assuming certain
     -----------------------------------------
duties to provide further information to complete the transfer of technical information in connection with the assignment of the Patent relating to his inventions, Anderson has agreed to be employed by Registrant's Challenge Products, Inc. subsidiary ("Challenge"), under a three (3) year Employment Agreement between Anderson, Challenge and the Pnu-Light Subsidiary. Anderson is also obligated under a Non-Competition Agreement not to compete, directly or indirectly, with the businesses of the Pnu-Light Subsidiary or Registrant, or any business which continues such businesses, whether undertaken by the Pnu-Light Subsidiary, Registrant or any successor. The aggregate consideration for the Consulting Agreement and the Non-Competition Agreement is $180,000, and there are cross-default provisions between such agreements and the Asset Purchase Agreement.

     Stock Issuance to Pnu-Light Tools.  On May 11, 1996, in connection with the
     ---------------------------------
acquisition of substantially all the assets of Pnu-Light Tools, Registrant issued 368,483 shares of restricted common stock to Pnu-Light Tools, representing 4.09% of the then issued and outstanding shares of Registrant's common stock under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Rule 506 of Regulation D promulgated thereunder. Accordingly, all shares issued or to be issued by Registrant in connection with the Asset Purchase Agreement are and will be when issued restricted shares in the hands of the Shareholders, pursuant to a Subscription Agreement executed by Pnu-Light Tools and a Shareholder's Agreement among the Registrant's new shareholder and Registrant, all executed on May 11, 1996, prior to delivery of the certificate representing the shares issued pursuant to the Asset Purchase Agreement. The certificate delivered to Pnu-Light Tools in respect of its shares in Registrant pursuant to the Asset Purchase Agreement set forth that the shares represented by such certificate are restricted pursuant to a Shareholder's Agreement and cannot be sold unless subject to a Registration Statement filed under the Securities Act of 1933, as amended (the "Act") or a valid exemption from the requirements of registration under the act, whether pursuant to Rule 144 or otherwise, demonstrated by the transferor to the Registrant's satisfaction. In addition, such shares are not transferable until after termination of the unwinding option of Registrant under the Asset Purchase Agreement by Registrant's written waiver of such option or payment of final consideration under the Asset Purchase Agreement. Further, Pnu-Light Tools agreed not to dissolve or otherwise to distribute Registrant's shares to Pnu-Light Tool's shareholders prior to termination of transfer restrictions under the Shareholder's Agreement.

     Limited Registration Rights.  The Asset Purchase Agreement affords limited
     ---------------------------
concurrent registration rights to Pnu-Light Tools, to require registration of any of the shares issued pursuant to the Asset Purchase Agreement which were issued not less than twelve (12) nor more than thirty-six months prior to the date of filing of any registration statement by the Company, provided that no registration or sale pursuant to the concurrent registration right shall occur prior

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to the time for payment of final consideration under the Asset Purchase
Agreement or when there shall be a dispute regarding the amount of final payment. Any underwriter of a firmly underwritten offering can notify Registrant that inclusion of the shares held by Pnu-Light Tools would adversely affect the marketing of the offering, in which event the shares held by Pnu-Light Tools can be omitted from the offering. All costs in connection with any registration or underwriting involving the shares acquired by Pnu-Light Tools are to be borne ratably among the selling parties, in proportion to the shares registered pursuant to any such registration statement.

ITEM 6.  Resignations of Registrant's Directors.  None.
         --------------------------------------

ITEM 7.  Financial Statements and Exhibits. The audited financial statements of
         ---------------------------------
Pnu-Light Tool Works, Inc. will be provided by amendment to this Form 8-K within the time required, together with pro-forma Consolidated and Consolidating Financial Statements of Registrant, taking account of the acquisition of assets of Pnu-Light Tool Works, Inc.

ITEM 8.  Changes in Fiscal Year.  None.
         ----------------------

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PRO-DEX, INC.


                                       By:     /s/ George J. Isaac
                                          -------------------------------------
                                           George J. Isaac, Vice President and
                                           Chief Financial Officer

May 11, 1996


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